UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2019

U.S. Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042 (Zip Code)
(Address of principal executive offices)

(713) 297-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 5, 2019, U.S. Physical Therapy, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission relating to the Company’s 2019 annual meeting of stockholders which was held on May 21, 2019 (the “Meeting”).  As previously disclosed in the Proxy Statement, the Company sought the stockholders’ non-binding, advisory approval on the compensation of the Company’s named executive officers (the “say-on-pay proposal”).  The Proxy Statement described compensation related terms and conditions in the various agreements between the Company and its executive officers.

After making the Proxy Statement available to stockholders, the Company received a report from a proxy advisory firm regarding the “single-trigger” benefit provided to the executive officers in the event of a change of control transaction involving the Company.   The proxy advisory firm’s report indicated that the firm prefers such benefits to be provided to such executive officers only if there is a “double-trigger”, with the second trigger being a termination of employment.  Based largely on this issue, the proxy advisory firm recommended that Company stockholders vote “AGAINST” the say-on-pay proposal, and that the stockholders vote “WITHHOLD” on the election of the three directors who serve on the Company’s Compensation Committee of the Board of Directors (“Compensation Committee”): Jerald Pullins, Edward Kuntz, and Harry Chapman.

The Company did not have adequate time to address the proxy advisory firm’s concerns prior to the Meeting.  The Company contacted and communicated with representatives of the institutional stockholders that own collectively a majority of the Company’s outstanding common stock, to better understand any concerns that such stockholders might have regarding the Company’s executive compensation program.  Those institutional stockholders did not express any concerns regarding the “single-trigger” executive compensation benefit.

The Meeting was held as scheduled on May 21, 2019 and, at the Meeting, 62.98% of votes cast were “FOR” the say-on-pay proposal and Messrs. Pullins, Kuntz and Chapman were elected as directors based on a plurality of the votes, each of them received more than 77% of the votes cast “FOR” their election.

Nonetheless, to address the proxy advisory firm’s concerns regarding “single-trigger” benefits, the Company has amended and restated the employment agreements with its executive officers to  modify the change in control payment benefit to a “double-trigger” benefit, such that the payment becomes due if there is both (1) a change in control and (2) a termination event involving the particular executive officer, and additionally to eliminate the contractual right that future grants of restricted stock to such executive officers shall automatically accelerate upon a “single-trigger” change in control. The amendments also modified the definition of termination for “good reason” to include a trigger based on a change in non-salary based annual compensation in connection with a change in control.   There were no other changes to the terms of the prior employment agreements of the executive officers.

The foregoing description of the employment agreements is not complete and is qualified by reference to the complete documents, which are filed as Exhibits 10.1 through 10.4, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders approved three proposals, one of which is non-binding, which are described in detail in the Proxy Statement. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results are as follows:

Proposal 1 - Election of ten directors to serve until the next annual meeting of stockholders.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jerald L. Pullins	8,715,511	2,593,103	777,960
Christopher J. Reading	11,200,888	107,726	777,960
Lawrance W. McAfee	9,984,204	1,324,410	777,960
Mark J. Brookner	11,174,071	134,543	777,960
Harry S. Chapman	8,826,966	2,481,648	777,960
Bernard A. Harris, Jr.	10,859,537	449,077	777,960
Kathleen A. Gilmartin	11,225,985	82,629	777,960
Edward L. Kuntz	8,888,037	2,420,577	777,960
Reginald E. Swanson	11,195,264	113,350	777,960
Clayton K. Trier	10,859,337	449,277	777,960

    Proposal 2 - Advisory vote to approve named executive officer compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,830,869	4,013,767	463,978	777,690

    Proposal 3 - Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2019.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
12,019,073	58,690	8,811	-

    Proposal 4 – Consideration of any other matters that may properly come before the meeting or any adjournments.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
667,072	8,871,731	1,554,085	993,686

With respect to proposal 1, broker non-votes were not treated as a vote for or against any particular nominee and did not affect the outcome of the election of directors. With Proposal 2, broker non-votes did not have any effect on the outcome of the vote.

Item 8.01.	Other Events.

On May 20, 2019, the Compensation Committee of the Company’s board of directors approved a new form of restricted stock grant agreement for future grants to executive officers.   The new form no longer contains a single-trigger provision that accelerates unvested restricted stock upon on a change in control.

The foregoing description of the new form is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.5 to this Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1+*	Third Amended and Restated Employment Agreement by and between the Company and Christopher J. Reading dated effective May 21, 2019.

10.2+*	Third Amended and Restated Employment Agreement by and between the Company and Lawrance W. McAfee dated effective May 21, 2019.

10.3+*	Second Amended and Restated Employment Agreement by and between the Company and Glenn D. McDowell dated effective May 21, 2019.

10.4+*	Amended & Restated Employment Agreement commencing by and between the Company and Graham Reeve dated effective May 21, 2019.

10.5+*	Form of Restricted Stock Agreement.

* Filed herewith.

+ Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019
U.S. PHYSICAL THERAPY, INC.

/s/ Lawrance W. McAfee
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)